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Exhibit 24.1


                                POWER OF ATTORNEY

     Each of the undersigned directors and officers of TEAM America, Inc. (the "Corporation") whose signature appears below hereby appoints S. Cash Nickerson or Jay R. Strauss, or either of them, as his or her attorney-in-fact to sign, in his or her name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Corporation's Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 28, 2002, and likewise to sign and file any amendments, including post-effective amendments, to the Annual Report, hereby granting unto such attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of March 28, 2003.


SIGNATURE                                   TITLE


/s/ S. Cash Nickerson                       Chairman and Chief Executive Officer
------------------------------------
    S. Cash Nickerson


/s/ Andrew H. Johnson                       Chief Financial Officer and Director
------------------------------------
    Andrew H. Johnson


/s/ Jay R. Strauss                          Chief Legal Officer, Vice President,
------------------------------------        Secretary and Director
    Jay R. Strauss


/s/ Crystal Faulkner                        Director
------------------------------------
    Crystal Faulkner


/s/ Daniel J. Jessee                        Director
------------------------------------
    Daniel J. Jessee


/s/ Robert G. McCreary III                  Director
------------------------------------
    Robert G. McCreary III


/s/ Joseph Mancuso                          Director
------------------------------------
    Joseph Mancuso


/s/ James D. Robbins                        Director
------------------------------------
    James D. Robbins


/s/ Theodore R. Tetzlaff                    Director
------------------------------------
    Theodore R. Tetzlaff


/s/ Michael H. Thomas                       Director
------------------------------------
    Michael H. Thomas